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                                                                    EXHIBIT 99.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                               OF NATCO GROUP INC.
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying report on Form 10-Q for the quarterly period ended March 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nathaniel A. Gregory, Chief Executive Officer of NATCO Group Inc. (the "Company"), hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                 /s/ NATHANIEL A. GREGORY
                                            -----------------------------------
                                            Name:    Nathaniel A. Gregory
                                            Date:    May 15, 2003


A signed original of this written statement as required by Section 906 has been provided to NATCO Group Inc. and will be retained by NATCO Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.